SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

MUTUAL FUND SERIES TRUST

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Day Hagan Smart Value Fund

a series of

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 17, 2023

Dear Shareholders:

The Board of Trustees of Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust, has called a special meeting of the shareholders of the Day Hagan Smart Value Fund (the “Fund”), to be held at the offices of MFund Services LLC, 36 N. New York Avenue, Huntington, New York 11743 on October 17, 2023 at 11:00 a.m., Eastern Time, for the following purposes:

1.	To approve an investment management agreement with Logix Investments LLC, the Fund’s proposed new investment manager. There will be no changes with respect to the Fund’s investment strategy and investment objective as a result of the new investment manager.

2.      To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 8, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 18, 2023.

By Order of the Board of Trustees

Jennifer Bailey, Secretary

September 14, 2023

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting and your vote is counted, please (i) complete the enclosed proxy and return it in the accompanying envelope so that it is received by the date set by the financial intermediary through which you own shares of the Fund or, if no such date is set, by the beginning of the meeting or (ii) call the number listed on your proxy card before the meeting whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Day Hagan Smart Value Fund

a series of

Mutual Fund Series Trust

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 17, 2023

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”) on behalf of the Day Hagan Smart Value (the “Fund”), for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215 on October 17, 2023 at 11:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about September 18, 2023.

The Meeting has been called by the Board for the following purposes:

1.	To approve an investment management agreement with Logix Investments LLC, the Fund’s proposed new investment manager. There will be no changes with respect to the Fund’s investment strategy and investment objective as a result of the new investment manager.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 8, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.dhfunds.com, sending a written request to the Fund, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or by calling toll-free 1-877-329-4246 (877-DAY-HAGN)

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PROPOSAL 1

APPROVAL OF AN INVESTMENT MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND LOGIX INVESTMENTS LLC

The Board is requesting that shareholders approve an investment management agreement (the “Proposed Management Agreement”) between the Trust, on behalf of the Fund, and Logix Investments LLC (the “Proposed Manager”). Approval of the Proposed Management Agreement will result in a lower management fee paid by the Fund’s shareholders, but will not change the Fund’s investment strategy or objective. It is expected that the Fund’s name will change if the Proposed Management Agreement is approved to reflect the new manager. No changes to other service providers or the operations of the Fund are proposed, planned or anticipated at this time.

Overview and Background

Day Hagan Asset Management, LLC (“Day Hagan”) has served as the Fund’s investment manager since the Fund’s inception on July 1, 2014, pursuant to an investment management agreement approved by the Board on October 30, 2009 (the “Existing Management Agreement”). The Existing Management Agreement was last renewed by the Board at a Board meeting held on August 14, 2023. Day Hagan has informed the Board that it intends to resign as manager to the Fund upon shareholder approval of the Proposed Management Agreement with the Proposed Manager. Day Hagan explained that the Proposed Manager’s greater operational and financial resources could attract more assets to the Fund and create economies of scale. Under the Proposed Management Agreement, Jeffery Palmer, Robert Herman and Steven Goode will serve as portfolio managers to the Fund. Messrs. Palmer and Herman previously served as portfolio managers to the Fund from 2014-2021. If approved, Mr. Goode would be a new portfolio manager to the Fund. Day Hagan shall remain as adviser to the Fund until shareholders approve the Proposed Management Agreement (or any subsequent investment management agreement in the event shareholders do not approve the Proposed Management Agreement). Day Hagan recommended that the Board approve the Proposed Manager as investment manager to the Fund pursuant to the Proposed Management Agreement.

At a special meeting on held on March 31, 2023 (the “Special Meeting”), the Board approved the Proposed Management Agreement subject to shareholder approval. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the Proposed Management Agreement be approved by a vote of a “majority” of the outstanding shares of the Fund as that term is defined in the 1940 Act. Therefore, shareholders are being asked to approve the Proposed Management Agreement.

The Proposed Management Agreement is substantially the same as the Existing Management Agreement, except for: (i) the date of its execution, effectiveness, and termination are changed, (ii) the Proposed Management Agreement names the Proposed Manager rather than Day Hagan as the Fund’s investment adviser, (iii) the management fee paid to the Proposed Manager under the Proposed Management Agreement is lower than the advisory fee paid to Day Hagan under the Existing Management Agreement, and (iv) certain other non-material changes.

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The effective date of the Proposed Management Agreement will be the date shareholders of the Fund approve the Proposed Management Agreement.

The Proposed Manager was founded in 2017 and provides investment advice to high net worth individuals and institutional investors, including endowments and foundations. The Proposed Manager previously served as sub-advisor to the Fund from November 15, 2017 to October 8, 2021 as DH Logix LLC. DH Logix LLC was wholly owned by Day Hagan and Gries Financial LLC until September 30, 2021, when Gries Financial LLC became the 100% owner of DH Logix LLC. DH Logix LLC’s name changed to Logix Investments LLC on February 24, 2023. Gries Financial LLC had previously served as the manager of the Fund from the Fund’s inception on June 1, 2014 until November 15, 2017.

If shareholders approve the Proposed Management Agreement, the Proposed Manager’s investment team will serve as fund managers for the Fund and will continue the same investment strategy currently pursued by the Fund. Should shareholders approve Proposed Management Agreement, the management fee will decrease from 1.00% of the Fund’s average daily net assets to 0.75% of the Fund’s average daily net assets.

The Management Agreements

Both the Proposed Management Agreement and Existing Management Agreement (collectively, the “Management Agreements”) provide that the investment manager will, among other things, (i) continuously furnish an investment program for the Fund in a manner consistent with the Fund’s investment objectives, policies and restrictions, (ii) determine securities to be purchased, sold, retained or lent by the Fund and (iii) implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected. The table below reflects the management fee earned by the investment manager under each Management Agreement:

Management Fee Under the Existing Management Agreement	Management Fee Under the Proposed Management Agreement
1.00%	0.75%

As a result, the total operating expenses of the Fund (before fee waivers and/or expense reimbursements) under the Proposed Management Agreement are expected be lower than the Fund’s operating expenses under the Existing Management Agreement. The Proposed Manager has agreed to enter an expense limitation agreement with the Fund under similar terms as the Existing Manager’s expense limitation agreement with the Fund. The Proposed Manager will not be able to recoup any fees waived or expenses reimbursed by the Existing Manager.

The Proposed Management Agreement, like the Existing Management Agreement, will automatically terminate on assignment and is terminable on 60 days’ notice by the Board. In addition, either Management Agreement may be terminated by the investment manager on 60 days’ notice to the Board. Both Management Agreements provide that the investment manager shall not be subject to any liability in connection with the performance of its services thereunder

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in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

At the Special Meeting, the Board noted the similarities between the Management Agreements and the investment process. The Board discussed that the management fee under the Proposed Management Agreement would be lower than the management fee under the Existing Management Agreement. The Board considered that, other than the management fee, investment manager, effective dates and termination dates, the terms of the Management Agreements were substantially the same. The Board also considered that the investment strategy, investment objective and investment restrictions would also remain the same under the Proposed Management Agreement. Therefore, after review of the factors required in approving an investment manager, which are described below in “Evaluation by the Board of Trustees”, the Board determined to approve the Proposed Manager as the investment manager to the Fund.

Subject to shareholder approval, the Trust will enter into the Proposed Management Agreement with the Proposed Manager and the Existing Management Agreement will terminate upon the effectiveness of the Proposed Management Agreement. If the Proposed Management Agreement with the Proposed Manager is not approved by shareholders, the Existing Management Agreement with Day Hagan will continue while the Board and Day Hagan consider other options, including liquidation or a new or modified request for shareholder approval of a new investment management agreement.

The Board most recently renewed the Existing Management Agreement at a meeting held on August 14, 2023. The Existing Management Agreement was last submitted to a vote of the Fund’s shareholders on July 1, 2014 when the Fund’s initial shareholder approved it. The Existing Management Agreement will continue in effect if the Proposed Management Agreement is not approved. The effective date of the Proposed Management Agreement will be the date the Fund’s shareholders approve the Proposed Management Agreement and will continue in effect for an initial period of two years.

Each Management Agreement provides that it will continue in effect from year to year after its current term ends, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event its continuance is also approved by a majority of the independent Trustees of the Board pursuant to the requirements of the 1940 Act or the rules, guidance or exemptive relief thereunder.

The description in this Proxy Statement of the Proposed Management New Agreement is only a summary. The Proposed Management Agreement is attached as Exhibit A. You should read the Proposed Management Agreement.

Information Regarding Day Hagan

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management, a Florida limited liability company located at 1000 South Tamiami Trail, Sarasota, FL, serves as investment adviser to the Fund. Day Hagan was formed in 2004 and, as of August 31, 2023, has approximately $1.4 billion million in assets under advisement or management for individuals, institutions and financial

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advisors around the country. Under the terms of the management agreement, Day Hagan is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing fund transactions.

Donald Hagan, CFA, is a managing member and co-founder of the Advisor.  Mr. Hagan has served in those roles since September 2004 when the Advisor was registered with the SEC. Mr. Hagan served as the chief compliance officer of the Advisor from September 2004 to December 2012. Prior to founding the Advisor, from 2001 – 2004, Mr. Hagan was Senior Vice President and Senior Fund Manager at Wells Fargo Bank’s Private Client Services. Prior to Wells Fargo, Mr. Hagan served as Director of Research and Fund Manager for SCI Capital Management from 1996 – 2001. SCI was acquired by Wells Fargo in early 2001. Prior to being recruited as Director of Research for SCI, Mr. Hagan was Chief Sector Analyst and Editor for Ned Davis Research, Inc. From 1989 through 1996, Don also served as editor for the following institutional research periodicals: Industry Watch; Group Update; Techno-Fundamental Ranks; and Top 30 Picks. Mr. Hagan has a B.A. in Economics and is a Chartered Financial Analyst.

Regan Teague, CFA, CFP, has served as a fund manager and lead trader for the Advisor since 2020. Mr. Teague is a fund manager, analyst and lead trader for all of Day Hagan’s proprietary strategies. Mr. Teague is a graduate of Ashland University (Ohio). During his college career, Mr. Teague interned with Day Hagan in the summer of 2009 and was a member of the Eagle Investment Group – a team of senior finance students that managed part of the school’s endowment fund. He received his Chartered Financial Analyst (CFA®) designation in 2019, and his Certified Financial Planner (CFP) designation in 2021.

Information Regarding the Proposed Manager

The Proposed Manager, a Delaware limited liability company located at 1801 E. 9th Street, Suite 1600, Cleveland, Ohio 44114, was formed in 2017 as a wholly owned entity by Day Hagan and Gries Financial LLC. In 2021, Gries Financial LLC became the sole owner of the Proposed Manager. As of August 31, 2023, the Proposed Manager had $105 million in assets under management.

Jeffrey Palmer has served the Proposed Manager as a Senior Managing Director since 2001, Equity Analyst since 1995 and Portfolio Manager since 1997. Mr. Palmer has served as the Chief Compliance Officer of the Proposed Manager since 2002. Mr. Palmer has completed the CIPM Principles exam in Global Investment Performance Measurements.

Robert Herman is a Senior Managing Director and Portfolio Manager of the Proposed Manager. Mr. Herman has served in these roles since 2009. Prior to serving in these capacities, Mr. Herman was the President and Portfolio Manager of Logix Investment Management from 2003-2006. From 2006-2008, Mr. Herman served as a Senior Advisor to Logix Investment Management. Logix was acquired by the Proposed Manager in 2009. Mr. Herman began his investment career at Goldman Sachs as an equity analyst and later a lead equity analyst within the global investment research group. Mr. Herman was previously an engagement leader for Monitor Company, a strategy consultancy company. Mr. Herman earned a B.A. degree from the University

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of Michigan and an M.B.A. in Finance and Health Services Management from the Kellogg Graduate School of Management at Northwestern University.

Steven Goode, CFA, is a Portfolio Manager of the Proposed Manager. Mr. Goode has served in this role since joining the Proposed Manager February 2023. Prior to joining the Proposed Manager Mr. Goode was a Principal and Portfolio Manager at Bennet Capital from January 2016 till February 2023. Mr. Goode has thirty years’ experience in investment management and finance and has been a Chartered Financial Adviser since 2001. Mr. Goode received his B.A. from Northwestern University in Economics, with honors, and his M.A. in International Economics from Johns Hopkins University, with honors.

Messrs. Palmer and Herman were portfolio managers of the Fund since its inception through October 8, 2021.

Business History of the Fund

The Fund commenced operations on June 1, 2014 as a series of Mutual Fund Series Trust, an Ohio business trust. Day Hagan has provided investment advisory services to the Fund since the Fund commenced operations. The following table reflects the amount of gross advisory fees earned by Day Hagan for the fiscal year ended June 30, 2023, and the amount of advisory fees the Proposed Manager would have earned under the Proposed Management Agreement had it been in place for the fiscal year ended June 30, 2023:

Management Fees Under the Existing Management Agreement for the fiscal year ended June 30, 2023	Pro Forma Management Fees Under the Proposed Management Agreement for the fiscal year ended June 30, 2023	Difference of
$231,960	$173,901	0.25%

As a result, the total operating expenses of the Fund (before fee waivers and/or expense reimbursements) under the Proposed Management Agreement are expected be lower than the Fund’s operating expenses under the Existing Management Agreement. The Proposed Manager has agreed to enter an expense limitation agreement with the Fund under similar terms as the Existing Manager’s expense limitation agreement with the Fund. The Proposed Manager will not be able to recoup any fees waived or expenses reimbursed by the Existing Manager.

Evaluation by the Board of Trustees

At the Special Meeting, the Board considered the approval of the Proposed Management Agreement. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Proposed Management Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result

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of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Proposed Management Agreement.

Nature, Extent and Quality of Service. The Board acknowledged its familiarity with the Proposed Manager as a former sub-advisor to the Fund and recognized the reputation, credentials and experience of the Proposed Manager’s team. The Board discussed that the Proposed Manager would provide, develop, and review trading and fund management compliance checklists, and conduct portfolio monitoring and attribution analysis in its role as the Fund’s manager. The Board observed that investment decisions would be made by the Proposed Manager’s investment team by majority vote, and would continuously assess macro-risk exposure and monitor for diversification among sectors and industries. The Board commented that the Proposed Manager would use pre-trade checklists and conduct post-trade analysis to ensure compliance with the Fund’s investment policies and restrictions. The Board remarked that the Proposed Manager had established robust measures to protect sensitive client information and retained an outside firm to audit its cybersecurity protocols. The Board discussed that the Proposed Manager selected broker-dealers on the basis of best execution. The Board observed that the Proposed Manager reported no material litigation, administrative action or regulatory examination in the past 36 months. The Board agreed that the Proposed Manager had the experience and resources necessary to provide quality services to the Fund.

Performance. The Board noted that the Proposed Manager’s separately managed account with a similar strategy to the Fund had outperformed the iShares Russell 1000 Value ETF across all periods. The Board reviewed the Fund’s performance when the Proposed Manager was a sub-advisor, and observed that just before the Proposed Manager ceased sub-advising the Fund in 2021, the Fund was slightly trailing its benchmark for the 1-year period and lagged the benchmark for all other periods. The Board noted that the Proposed Manager attributed the Fund’s underperformance to value stocks being out of favor. The Board acknowledged that the Fund’s had positive returns for all periods while the Proposed Manager was a sub-advisor. The Board agreed that the Proposed Manager had the potential to provide reasonable returns to the Fund’s shareholders.

Fees and Expenses. The Board discussed the Proposed Manager’s proposed management fee of 0.75% for the Fund and recognized it was lower than the Fund’s management fee under its current manager. The Board remarked that although the proposed management fee was higher than the averages and medians of the Fund’s peer group and Morningstar category, it was below the high of the peer group and well below the high of the Morningstar category. The Board observed that the Fund’s 1.25% estimated net expense ratio was higher than the averages and medians of its peer group and Morningstar category, but well below the highs of each. After further discussion, the Board concluded that the proposed management fee was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by the Proposed Manager and noted that it anticipated a modest profit in connection with its relationship with the Fund during the first year of the Proposed Management Agreement and a reasonable profit during the second year of the Proposed Management Agreement. After further discussion, the Board agreed that the projected profits were not excessive.

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       Economies of Scale. The Board considered the Fund’s current assets under management and the Proposed Manager’s position that breakpoints were not warranted at the Fund’s current size. The Board acknowledged that the Proposed Manager agreed to an expense limitation agreement with the Fund at the same levels as the Fund’s expense limitation agreement with the current manager. The Board agreed to revisit the economies of scale as the Fund grew in size.

Conclusion. Having requested and received information from the Proposed Manager as it believed to be reasonably necessary to evaluate the terms of the Proposed Management Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that approval of the Proposed Management Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommend that shareholders of the Fund vote “FOR” the approval of the Proposed Management Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on March 17, 2006. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains Day Hagan Asset Management, LLC as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as national distributor of the Fund. MFund Services LLC, located at 36 N. New York Avenue, Huntington, New York 11743, provides the Trust with certain management, legal administrative and compliance services. Ultimus Fund Solutions, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the proposed amendments to the Fund’s policies, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting. However, if coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held virtually.

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VOTING SECURITIES AND VOTING

As of the Record Date, shares of beneficial interest of the Fund were issued and outstanding as follows:

Class A 206,171.9180	Class I 1,172,877.5940	Class C 266,386.6920	Total 1,645,436.204

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention, the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power ("broker non-votes”).  In addition, the broker is not permitted to deliver a proxy with respect to such beneficial owner’s shares, and accordingly such shares will not count as present for quorum purposes or for purposes of §2(a)(42) of the 1940 Act. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, there should be no broker non-votes delivered to the Fund, and these shares will not be counted for purposes of a vote on Proposal 1, quorum or any other purposes.

Security ownership of certain beneficial owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares
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Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150	16,503.4800	8.00%
Judith B Lehew IRA 102 Bayberry Drive Kitty Hawk, NC 27949	11,490.2000	5.57%
Gerald Jeutter Jr. IRA 1550 Iredell Drive Raleigh, NC 27608	25,055.7690	12.15%
Nancy Foster 1304 Smith Bay Cir. E Wilmington, NC 28405	11,155.7610	5.41%
Jeffrey Nelson RIRA 6498 Evergreen Acres Drive Wentworth, SD 57075	14,875.3620	7.22%

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class I Shares
Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	87,746.5070	7.48%

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Class C Shares
Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Raymond James & Assoc Jeffrey Nelson IRA 6498 Evergreen Acres Drive Wentworth, SD 57075	29,240.3590	10.98%
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Christine Ball IRA 26455 S Tamiami TRL Suite 6207 Bonita Springs, FL 34134	23,198.4910	8.71%

As of the Record Date, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jennifer Bailey, Secretary, Mutual Fund Series Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust or Manager may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $11,200. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust toll-free at 1-877-329-4246 (877-DAY-HAGN) or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 17, 2023

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.dhfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

Jennifer Bailey, Secretary

Dated: September 14, 2023

If you have any questions before you vote, please call our proxy information line at 1-800-622-1569. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please (i) COMPLETE the enclosed proxy and return it in the enclosed reply envelope SO THAT IT IS RECEIVED BY THE DATE SET BY THE FINANCIAL INTERMEDIARY THROUGH WHICH YOU OWN SHARES OF THE FUND OR, IF NO SUCH DATE IS SET, BY THE BEGINNING OF THE MEETING OR (ii) Call the number listed on your proxy card BEFORE THE MEETING.

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MANAGEMENT AGREEMENT

TO:

Logix Investments LLC

1801 East 9th Street

Cleveland, Ohio 44114

Dear Sirs:

Mutual Fund Series Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company.  The Trust currently offers several series of shares to investors.

You have been selected to act as the sole investment manager of the series of the Trust set forth on the Exhibits to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.       USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

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3.       ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Funds.

Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.       COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets

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of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion.  The Funds and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Funds and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

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A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.       PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.       CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.       SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

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The Trust and you acknowledge that all rights to the name “Logix” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the name “Logix” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Logix” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9.       LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.       DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date and year the Fund commences investment operations and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

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This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

11.       AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Mutual Fund Series Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.       SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.       BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.       QUESTIONS OF INTERPRETATION

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(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.       NOTICES

Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier, or email to the other party at the mailing addresses, or email addresses specified below or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

If to the Trust:

Jerry Szilagyi
Trustee
36 North New York Avenue, 3rd Floor
Huntington, NY 11743
(631) 629-4909
JerryS@CatalystMF.com

With a copy to:

JoAnn M. Strasser Thompson Hine LLP
41 S. High Street, Suite 1700 Columbus, OH 43215

If to the Logix Investments LLC:

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Jeffrey Palmer
1801 East 9th Street
Cleveland, Ohio 44114
Jeff@gries.com

17.       CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you, nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

18.       COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.        BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.       CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Mutual Fund Series Trust

Dated: as of [ ], 2023

By:___________________

Print Name: Michael Schoonover

Title: President

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ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Logix Investments LLC

Dated: as of [ ], 2023

By: _____________________

Print Name: [ ]

Title: [ ]

MANAGEMENT AGREEMENT

Mutual Funds Series Trust

Exhibit A

Percentage of Average

Fund Daily Net Assets

Logix Smart Value Dividend Fund 0.75%

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DAY HAGAN
ASSET MANAGEMENT

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free 1-800-622-1569 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Day Hagan Smart Value Fund

A SERIES OF MUTUAL FUND SERIES TRUST

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jennifer Bailey and Lori Jakers each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Mutual Fund Series Trust (the "Trust") to be held at the offices of the MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743 on October 17, 2023 at 11:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-622-1569**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 17, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/DayHagan/docs/proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Day Hagan Smart Value Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal(s) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):	FOR	AGAINST	ABSTAIN
1. To approve an investment management agreement by and between the Trust, with respect to the Fund, and Logix Investments LLC, the Fund's proposed investment manager. **There will be no changes with respect to the Fund's investment strategy and investment objective as a result of the new investment manager.**	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.			

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]